Supplement dated September 5, 2023
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus
Columbia Funds Series Trust I
Multi-Manager Directional Alternative Strategies Fund	9/1/2023
Effective September 5, 2023 (the Effective Date), J.P. Morgan Investment Management Inc. (JPMIM) no longer serves as a subadviser to the Fund. Accordingly, as of the Effective Date, the changes described in this Supplement are hereby made to the Fund’s prospectus and Summary Prospectus.
The first two paragraphs under the heading “Principal Investment Strategies” in the “Summary of the Fund” and "More Information About the Fund" sections of the Fund's prospectus and Summary Prospectus are hereby revised as follows:
The Fund pursues its investment objective by allocating the Fund’s assets among different asset managers that collectively use various investment styles and strategies, including, for example, fundamental (bottom-up), macroeconomic (top-down), and/or quantitative methods or models, across different markets. The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), and investment subadvisers (Subadvisers) each provide day-to-day portfolio management for a portion of the Fund’s assets, or sleeve of the Fund. The Investment Manager and the Subadvisers employ a variety of investment strategies, including alternative strategies, that involve techniques and practices that are designed to seek capital appreciation through participation in the broad equity and other markets while hedging overall market exposure relative to traditional long-only equity strategies, which may from time to time be coupled with strategies seeking traditional long-only equity exposure. Generally, the Fund seeks to provide higher risk-adjusted returns with lower volatility compared to equity markets.
Columbia Management is responsible for providing day-to-day portfolio management of a portion of the Fund’s assets and is also responsible for oversight of the Subadvisers. The Fund’s Subadvisers are Allspring Global Investments, LLC (Allspring) and Boston Partners Global Investors, Inc., dba Boston Partners (Boston Partners). Columbia Management, subject to the oversight of the Fund’s Board of Trustees, determines the allocation of the Fund’s assets to each sleeve, and may change these allocations at any time. Columbia Management and the Subadvisers act independently of each other and use their own methodologies for selecting investments.
The information under the heading “Fund Management” in the “Summary of the Fund” section of the Fund's prospectus and Summary Prospectus is hereby revised to remove the information on JPMIM.
The information under the heading “Principal Investment Strategies” in the “More Information About the Fund” section of the Fund's prospectus is hereby revised to remove the information on JPMIM under the subheading "The JPMIM - Subadviser Sleeve" and to revise the disclosure under the subheading "Columbia Management - Liquidity Sleeve as follows:
Columbia Management Sleeve
Columbia Management is responsible for managing cash flows into and out of the Fund resulting from the purchase and redemption of Fund shares. Columbia Management typically invests this sleeve in U.S. government securities, high-quality, short-term debt instruments (including investments in affiliated or unaffiliated money market funds), ETFs, and futures (including index futures). Columbia Management also uses these instruments to manage the Fund’s overall risk and investment exposures.
The last paragraph under the subsection "The Investment Manager" in the "More Information About the Fund" section is hereby revised to remove the information on JPMIM as a subadviser.
The information under the subsection "Subadvisers" in the "More Information About the Fund" section is hereby revised to remove the information on JPMIM as a subadviser.
The information under the subsection "Portfolio Managers" in the "More Information About the Fund" section is hereby revised to remove the information on JPMIM as a subadviser.
Shareholders should retain this Supplement for future reference.
SUP284_04_012_(09/23)